UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-22148

                             PowerShares Actively Managed Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                                 Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Andrew Schlossberg

President

3500 Lacey Road

                                 Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:            800-983-0903

Date of fiscal year end:    October 31

Date of reporting period:    October 31, 2014

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

October 31, 2014

2014 Annual Report to Shareholders

PSR	PowerShares Active U.S. Real Estate Fund

CHNA	PowerShares China A-Share Portfolio

LALT	PowerShares Multi-Strategy Alternative Portfolio

PHDG	PowerShares S&P 500® Downside Hedged Portfolio

Table of Contents

The Market Environment	3

Manager’s Analysis	4

Actively Managed Funds

Schedules of Investments

PowerShares Active U.S. Real Estate Fund (PSR)	12

PowerShares China A-Share Portfolio (CHNA)	13

PowerShares Multi-Strategy Alternative Portfolio (LALT)	14

PowerShares S&P 500® Downside Hedged Portfolio (PHDG)	16

Statements of Assets and Liabilities	21

Statements of Operations	22

Statements of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	41

Fees and Expenses	42

Tax Information	44

Trustees and Officers	45

Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement for PowerShares Multi-Strategy Alternative Portfolio	50

2

The Market Environment

Fixed Income

The fiscal year began with uncertainty over future policies of the US Federal Reserve (the Fed), especially its quantitative easing program, which was the primary driver of bond market volatility that lasted through the fourth quarter of 2013. The yield of the benchmark 10-year Treasury note crossed the 3% threshold for the first time in more than two years by the end of December.

During the first half of 2014, bond market returns generally were positive, as they were strengthened by a general decline in yields due to renewed concerns over US economic growth following unexpectedly disruptive winter weather in the first quarter of 2014. Yields also were pushed lower due to demand driven by rising tensions in Eastern Europe and the Middle East, which prompted investors to seek safety. The yield on the 10-year Treasury note fell to 2.5% by the end of June. This happened despite the Fed’s tapering of its quantitative easing via bond purchases from $85 billion per month in January to $35 billion per month at the end of June.

Meanwhile, improved economic data, central bank stimulus and investors’ demand for yield drove rallies in credit-related markets, such as emerging market debt and high yield corporate bonds. The returns for these two market sectors provided nearly double the return of the global investment-grade market for the same period, as measured by their respective Barclays indexes. A favorable supply/demand dynamic and solid credit fundamentals supported the “risk-on” environment throughout most of the year, although these markets endured notable volatility near the end of the reporting period. As the period drew to a close, investors once again favored credit risk assets despite slower economic activity and escalating geopolitical concerns.

Domestic Equity

The US economy remained “good but not great” during the fiscal year ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally drove US equity markets higher during the reporting period. The fiscal year began with renewed optimism after it became apparent that a two-week federal government shutdown in 2013 had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013, despite the announcement by the Fed in December that it would begin reducing the scope of its asset purchase program in early 2014. The US stock market turned volatile in the first months of 2014, as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings generally were resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased US equity market volatility.

International Equity

Global equity markets generally rose during the fiscal year ended October 31, 2014, on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns. These concerns included worries about potentially negative effects of the Fed reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth.

Advanced economies such as the UK and US saw a modest but stronger rebound than Europe, where a nascent recovery has stalled. A more supportive monetary policy in the eurozone may be positive for equity markets there, and we have seen evidence of earnings recovery coming through. Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Consumer spending in Japan has been weak for some time, and retail sales and household spending increased only gradually during the reporting period—although improved corporate earnings were an encouraging sign.

Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong positive gains.

3

PSR	Manager’s Analysis
PowerShares Active U.S. Real Estate Fund (PSR)

The PowerShares Active U.S. Real Estate Fund (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to achieve high total return through growth of capital and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT All Equity REITs Index (the “Benchmark Index”). The Fund considers a company to be principally engaged in the U.S. real estate industry if it: (i) derives 50% of its revenues or profit from ownership, leasing, construction, financing or sale of U.S. real estate; or (ii) has at least 50% of the value of its assets invested in U.S. real estate. The Fund invests principally in equity real estate investment trusts (“REITs”). In constructing the portfolio, Invesco Advisers, Inc., the Fund’s sub-adviser, analyzes quantitative and statistical metrics to identify attractively priced securities.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 18.86%. On a net asset value (“NAV”) basis, the Fund returned 18.95%. During the same time period, the Benchmark Index returned 18.22%.

The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to sub-industry allocation, including the Fund holding an underweight position in Crown Castle, a diversified REIT, an overweight position in Host Hotels, a hotel & resort, in addition to the Fund not holding American Realty Capital Properties, an office REIT.

For the fiscal year ended October 31, 2014, the retail REIT sub-industry contributed most significantly to the Fund’s return, followed by residential REIT and specialized REIT sub-industries, respectively. There were no detracting REIT sub-industries in the period.

Positions that contributed most significantly to the Fund’s return included Simon Property Group, Inc., a retail focused company (portfolio average weight of 7.53%) and American Tower Corp., a company which owns cellular towers (portfolio average weight of 6.30%). Positions that detracted most significantly from the Fund’s return included retail focused Washington Prime Group, Inc. (portfolio average weight of 0.41%) and Tanger Factory Outlet Centers, Inc. (portfolio average weight of 0.45%).

Property Type and Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Retail	23.9
Specialized	19.8
Residential	14.1
Office	10.8
Health Care	10.5
Hotel & Resort	9.2
Diversified	7.3
Industrial	4.4
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Simon Property Group, Inc.	8.3
American Tower Corp.	6.6
Essex Property Trust, Inc.	3.9
Weyerhaeuser Co.	3.8
Public Storage	3.8
AvalonBay Communities, Inc.	3.7
HCP, Inc.	3.7
Ventas, Inc.	3.4
Health Care REIT, Inc.	3.4
National Retail Properties, Inc.	3.2
Total	43.8

4

PowerShares Active U.S. Real Estate Fund (PSR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE NAREIT All Equity REITs Index	18.22%	15.33%	53.42%	19.28%	141.42%	26.98%	313.65%
Fund
NAV Return	18.95	13.73	47.11	18.38	132.49	25.69	289.37
Market Price Return	18.86	13.68	46.92	18.34	132.12	25.81	291.65

Fund Inception: November 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Index returns are based on the inception date of the Fund.

5

CHNA	Manager’s Analysis
PowerShares China A-Share Portfolio (CHNA)

The PowerShares China A-Share Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) whose investment objective is to seek to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by providing exposure to the China “A-Shares” market using a quantitative, rules-based investment strategy. Under normal circumstances, the Fund will invest in a combination of (i) futures contracts (the “Futures”) on the FTSE China A50 Index (the “Benchmark Index”) listed on the Singapore stock exchange; (ii) ETFs that provide exposure to the largest companies within the China A-Shares market, including ETFs organized outside of the U.S.; and (iii) A-Shares, to the extent permissible under Chinese law. The Fund invests its remaining assets in U.S. government securities, money market instruments, cash and cash equivalent securities (e.g., corporate commercial paper) to collateralize its investments in the Futures or for other purposes.

The Benchmark Index is comprised of China’s domestic market A-Shares, which are securities issued by companies that are incorporated in mainland China and that trade in Renminbi on the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The Benchmark Index includes the A-Share securities of the largest 50 A-Share companies (as determined by market capitalization) listed on those two exchanges. By investing in Futures, the Fund has no direct ownership of the companies included in the Benchmark Index, but the Fund gains exposure to the performance of those companies.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned (0.72)%. On a net asset value (“NAV”) basis, the Fund returned (0.40)%. During the same time period, the Benchmark Index returned 0.62%. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index primarily due to fees and operating expenses that the Fund incurred during the period, and as well as the fact that the Fund did not hold the A-Shares in the Benchmark Index directly, but rather only held Futures providing exposure to them.

Risk Allocation*
Asset Class	Risk Contribution	% of Net Assets as of October 31, 2014
Equities	100%	100%

*	Based on futures contracts exposure.

6

PowerShares China A-Share Portfolio (CHNA) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
FTSE China A50 Index (USD)	0.62%	0.74%	0.79%
Fund
NAV Return	(0.40)	(1.38)	(1.46)
Market Price Return	(0.72)	(1.45)	(1.54)

Fund Inception: October 10, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% (0.51% after fee waiver) includes the unitary management fee of 0.50% and acquired fund fees and expenses of 0.10%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invescopowershares.com to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Index returns are based on the inception date of the Fund.

7

LALT	Manager’s Analysis
PowerShares Multi-Strategy Alternative Portfolio (LALT)

The PowerShares Multi-Strategy Alternative Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that has an investment objective of seeking a positive total return that has a low correlation to the broader securities markets. The Fund seeks to achieve its investment objective by investing in a combination of equity securities, financial futures contracts, forward currency contracts and other instruments.

Invesco Advisers, Inc., the sub-adviser to the Fund, selects investments for inclusion in the Fund’s portfolio with reference to the components of the Morgan Stanley Multi-Strategy Alternative Index (the “Benchmark Index”) through a quantitative process that seeks to exceed the Benchmark Index performance.

The Fund is comprised of five distinct strategies: futures on the Chicago Board Options Exchange Volatility Index, long/short currency carry strategy, market neutral equity strategy focused on high conviction hedge fund holdings, market neutral equity strategy focused on identifying undervalued firms with strong balance sheets and favorable cash flows, and forward rate bias investing in Eurodollar futures.

The Fund commenced investment operations on May 27, 2014, and began trading on May 29, 2014. During the approximately 5 months from inception to October 31, 2014, on a market price basis, the Fund returned (1.92)%. On a net asset value (“NAV”) basis, the Fund returned (1.64)%. During the same time period, the Benchmark Index returned (1.67)%. The Fund performed essentially in line with the Benchmark Index for the period.

During this same time period, the HFRI Macro (Total) Index returned 3.92% and the Barclays U.S. Aggregate Index returned 1.17% (these indexes, collectively with the Benchmark Index, are referred to as the “Indexes”). The index components are weighted equally in the HFRI Macro (Total) Index and by market capitalization in Barclays U.S. Aggregate Index.

The HFRI Macro (Total) Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the alternative investment market. The Barclays U.S. Aggregate Index was selected because its performance is a useful measure of the broad U.S. fixed-income market.

The largest contributor to the Fund’s negative performance was the volatility harvesting strategy, which is down over 20% since inception. This is also the primary reason for the Fund’s underperformance versus both the HFRI Macro (Total) Index and the Barclays U.S. Aggregate Index. Even though the Fund had an average weight of approximately 8% in the strategy, the strategy’s underperformance contributed to a significant proportion of the Fund’s overall performance.

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Energy	8.7
Industrials	7.1
Consumer Discretionary	6.8
Information Technology	5.3
Health Care	4.0
Materials	4.0
Utilities	3.1
Financials	3.1
Telecommunication Services	1.4
Consumer Staples	1.1
Money Market Funds Plus Other Assets Less Liabilities	55.4

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
General Dynamics Corp.	2.3
Humana, Inc.	1.3
Moody’s Corp.	1.1
MeadWestvaco Corp.	1.0
Motorola Solutions, Inc.	0.9
DaVita HealthCare Partners, Inc.	0.8
Cameron International Corp.	0.8
Rockwell Collins, Inc.	0.7
Coca-Cola Enterprises, Inc.	0.6
Cimarex Energy Co.	0.6
Total	10.1

8

PowerShares Multi-Strategy Alternative Portfolio (LALT) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

Fund Inception†
Index	Cumulative
Morgan Stanley Multi-Strategy Alternative Index	(1.67)%
HFRI Macro (Total) Index	3.92
Barclays U.S. Aggregate Index	1.17
Fund
NAV Return	(1.64)
Market Price Return	(1.92)

Fund Inception: May 29, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 1.00% includes the unitary management fee of 0.95% and acquired fund fees and expenses of 0.05%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Indexes returns are based on the inception date of the Fund.

9

PHDG	Manager’s Analysis
PowerShares S&P 500® Downside Hedged Portfolio (PHDG)

The PowerShares S&P 500® Downside Hedged Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed-income market returns.

The Fund seeks to achieve its investment objective by using a quantitative, rules based strategy designed to provide returns that correspond to the performance of the S&P 500® Dynamic VEQTOR Index (the “Benchmark Index”). The Fund, in accordance with strategy allocation rules provided by Standard & Poor’s (“S&P”), invests in a combination of (i) equity securities contained in the S&P 500® Index and that are listed on a U.S. securities exchange, (ii) Chicago Board Options Exchange Volatility Index (the “VIX Index”) related instruments, such as listed VIX Index futures contracts that reflect exposure to the S&P 500® VIX Short Term Futures Index, and (iii) money market instruments, cash and cash equivalents.

Although the Fund seeks returns that correspond to the performance of the Benchmark Index, the Fund can have a higher or lower exposure to any component within the Benchmark Index at any time. In addition to its investments in the components of the Benchmark Index, the Fund also may invest in other VIX Index-related instruments, including ETFs and exchange-traded notes that are listed on a U.S. securities exchange and that provide exposure to the VIX Index and U.S. listed futures contracts that track the S&P 500® Index and are listed on the Chicago Mercantile Exchange.

For the fiscal year ended October 31, 2014, on a market price basis, the Fund returned 10.14%. On a net asset value (“NAV”) basis, the Fund returned 10.50%. During the same time period, the Benchmark Index returned 11.05%. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index returned 17.27%, the HFRX Global Hedge Fund Index returned 0.96%, and the T-Bill 3 Month Index returned 0.04% (these indexes, collectively with the Benchmark Index, are referred to as the “Indexes”). The S&P 500® Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equity market. The main reason for the Fund’s underperformance compared to the S&P 500® Index was the underperformance of the VIX Index futures. The HFRX Gobal Hedge Fund Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the alternative investment market. The main reason for the Fund’s outperformance compared to the HFRX Global Hedge Fund Index was the Fund’s higher relative allocation to equity securities. The T-Bill 3 Month Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the short-term U.S. fixed income market. The main reason for the Fund’s outperformance compared to the T-Bill 3 Month Index was the outperformance of equity securities during the reporting period compared to short-term fixed income securities.

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2014
Information Technology	14.7
Financials	12.3
Health Care	10.7
Consumer Discretionary	8.7
Industrials	7.8
Consumer Staples	7.2
Energy	6.9
Materials	2.5
Utilities	2.4
Telecommunication Services	1.8
Money Market Fund Plus Other Assets Less Liabilities	25.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2014
Security
Apple, Inc.	2.7
Exxon Mobil Corp.	1.7
Microsoft Corp.	1.6
Johnson & Johnson	1.3
General Electric Co.	1.1
Berkshire Hathaway, Inc., Class B	1.1
Wells Fargo & Co.	1.1
Procter & Gamble Co. (The)	1.0
Chevron Corp.	1.0
JPMorgan Chase & Co.	1.0
Total	13.6

10

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2014

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
S&P 500® Dynamic VEQTOR Index	11.05%	11.43%	22.84%
S&P 500® Index	17.27	23.09	48.42
HFRX Global Hedge Fund Index	0.96	3.78	7.30
T-Bill 3 Month Index (Lipper)	0.04	0.05	0.09
Fund
NAV Return	10.50	10.28	20.44
Market Price Return	10.14	10.23	20.35

Fund Inception: December 6, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results, and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.41% (0.40% after fee waiver) includes the unitary management fee of 0.39% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Indexes performance results are based upon a hypothetical investments in their respective constituent securities. Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Indexes returns are based on the inception date of the Fund.

11

Schedule of Investments(a)

PowerShares Active U.S. Real Estate Fund (PSR)

October 31, 2014

Number of Shares		Value
	Real Estate Investment Trusts—100.0%
	Diversified—7.3%
4,129	American Assets Trust, Inc.	$158,306
57,718	Cousins Properties, Inc.	750,911
8,747	Empire State Realty Trust, Inc., Class A	139,602
20,242	Liberty Property Trust	703,814
1,489	PS Business Parks, Inc.	125,404
11,152	Vornado Realty Trust	1,220,921

		3,098,958

	Health Care—10.5%
35,453	HCP, Inc.	1,558,868
20,141	Health Care REIT, Inc.	1,432,227
21,172	Ventas, Inc.	1,450,494

		4,441,589

	Hotel & Resort—9.2%
6,183	Chesapeake Lodging Trust	204,286
42,234	DiamondRock Hospitality Co.	606,058
14,025	FelCor Lodging Trust, Inc.	150,488
80,586	Hersha Hospitality Trust	587,472
51,100	Host Hotels & Resorts, Inc.	1,191,141
20,504	LaSalle Hotel Properties	803,962
23,145	Sunstone Hotel Investors, Inc.	354,350

		3,897,757

	Industrial—4.4%
37,568	DCT Industrial Trust, Inc.	321,958
12,389	First Industrial Realty Trust, Inc.	241,957
30,689	Prologis, Inc.	1,278,197

		1,842,112

	Office—10.8%
8,047	Alexandria Real Estate Equities, Inc.	667,901
5,560	Boston Properties, Inc.	704,730
33,891	Brandywine Realty Trust	522,938
22,670	Douglas Emmett, Inc.	637,707
15,078	Highwoods Properties, Inc.	646,394
15,858	Kilroy Realty Corp.	1,074,221
17,383	Piedmont Office Realty Trust, Inc., Class A	338,099

		4,591,990

	Residential—14.1%
11,788	American Campus Communities, Inc.	462,915
16,398	Apartment Investment & Management Co., Class A	586,884
10,097	AvalonBay Communities, Inc.	1,573,517
13,067	Equity Residential	908,941
8,225	Essex Property Trust, Inc.	1,659,476
11,343	Mid-America Apartment Communities, Inc.	801,496

		5,993,229

	Retail—23.9%
41,831	Brixmor Property Group, Inc.	1,019,003
45,903	DDR Corp.	832,680
7,630	Federal Realty Investment Trust	1,005,634
31,746	General Growth Properties, Inc.	822,539
6,825	Macerich Co. (The)	481,163
35,941	National Retail Properties, Inc.	1,370,071
23,433	Retail Opportunity Investments Corp.	382,895
19,681	Simon Property Group, Inc.	3,527,032

Number of Shares		Value
	Real Estate Investment Trusts (continued)
	Retail (continued)
10,798	Tanger Factory Outlet Centers, Inc.	$386,245
17,481	Washington Prime Group, Inc.	308,190

		10,135,452

	Specialized—19.8%
28,627	American Tower Corp.	2,791,132
12,249	Crown Castle International Corp.	956,892
32,271	CubeSmart	679,305
5,948	Plum Creek Timber Co., Inc.	243,927
4,253	Potlatch Corp.	187,089
8,729	Public Storage	1,609,104
3,750	Sovran Self Storage, Inc.	319,088
47,799	Weyerhaeuser Co.	1,618,474

		8,405,011

	Total Investments (Cost $38,693,265)—100.0%	42,406,098
	Other assets less liabilities—(0.0)%	(10,281)

	Net Assets—100.0%	$42,395,817

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Schedule of Investments

PowerShares China A-Share Portfolio (CHNA)

October 31, 2014

Number of Shares		Value
	Money Market Funds(a)—72.1%
400,000	Invesco Premier Portfolio—Institutional Class	$400,000
400,000	Invesco Premier Tax-Exempt Portfolio—Institutional Class	400,000
200,000	Invesco Short-Term Investment Trust—Government & Agency Portfolio—Institutional Class	200,000
400,000	Invesco Short-Term Investment Trust—STIC Prime Portfolio—Institutional Class	400,000
400,000	Invesco Short-Term Investment Trust—Treasury Portfolio	400,000

	Total Investments (Cost $1,800,000)—72.1%	1,800,000
	Other assets less liabilities—27.9%	695,691

	Net Assets—100.0%	$2,495,691

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Schedule of Investments(a)

PowerShares Multi-Strategy Alternative Portfolio (LALT)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—44.6%
	Consumer Discretionary—6.8%
841	AutoNation, Inc.(b)	$48,156
3,193	Best Buy Co., Inc.	109,009
2,801	Cablevision Systems Corp., Class A	52,155
2,880	Discovery Communications, Inc., Class A(b)	101,808
7,174	Ford Motor Co.	101,082
611	Fossil Group, Inc.(b)	62,114
1,424	GameStop Corp., Class A	60,890
3,148	General Motors Co.	98,847
58	Graham Holdings Co., Class B	45,449
5,521	Interpublic Group of Cos., Inc. (The)	107,052
2,329	Lennar Corp., Class A	100,333
3,358	Mattel, Inc.	104,333
5,875	PulteGroup, Inc.	112,741
8,763	Staples, Inc.	111,115
1,324	Urban Outfitters, Inc.(b)	40,197
729	Whirlpool Corp.	125,424
1,653	Wyndham Worldwide Corp.	128,389

		1,509,094

	Consumer Staples—1.1%
3,154	Coca-Cola Enterprises, Inc.	136,726
3,053	Safeway, Inc.	106,427

		243,153

	Energy—8.7%
1,177	Apache Corp.	90,864
2,790	Cameron International Corp.(b)	166,145
892	Chevron Corp.	106,995
1,192	Cimarex Energy Co.	135,495
2,999	Diamond Offshore Drilling, Inc.	113,092
2,656	Ensco PLC, Class A	107,807
1,119	Exxon Mobil Corp.	108,219
1,148	Helmerich & Payne, Inc.	99,669
1,143	Hess Corp.	96,938
1,290	Marathon Petroleum Corp.	117,261
1,873	Murphy Oil Corp.	99,999
3,628	Nabors Industries Ltd.	64,760
1,407	National Oilwell Varco, Inc.	102,205
1,917	Newfield Exploration Co.(b)	62,513
3,509	Noble Corp. PLC	73,408
1,098	Occidental Petroleum Corp.	97,645
2,488	QEP Resources, Inc.	62,374
3,307	Transocean Ltd.	98,648
2,312	Valero Energy Corp.	115,808

		1,919,845

	Financials—3.1%
3,730	CBRE Group, Inc., Class A(b)	119,360
6,191	Hudson City Bancorp, Inc.	59,743
2,219	Iron Mountain, Inc. REIT	80,039
1,352	Legg Mason, Inc.	70,304
2,448	Moody’s Corp.	242,915
5,528	Navient Corp.	109,344

		681,705

	Health Care—4.0%
2,345	DaVita HealthCare Partners, Inc.(b)	183,074
1,610	Eli Lilly & Co.	106,791

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
2,056	Humana, Inc.	$285,476
1,433	Mallinckrodt PLC(b)	132,094
3,595	Pfizer, Inc.	107,670
1,372	Tenet Healthcare Corp.(b)	76,901

		892,006

	Industrials—7.1%
3,041	ADT Corp. (The)	108,989
1,155	Allegion PLC	61,319
785	Cummins, Inc.	114,751
1,590	Fluor Corp.	105,481
3,628	General Dynamics Corp.	507,049
1,921	Joy Global, Inc.	101,102
824	Northrop Grumman Corp.	113,679
2,651	Pitney Bowes, Inc.	65,586
2,807	Quanta Services, Inc.(b)	95,662
1,784	Rockwell Collins, Inc.	150,124
680	Ryder System, Inc.	60,160
755	Snap-on, Inc.	99,766

		1,583,668

	Information Technology—5.3%
3,842	CA, Inc.	111,649
4,167	Cisco Systems, Inc.	101,966
1,891	Computer Sciences Corp.	114,216
5,586	Corning, Inc.	114,122
3,116	Intel Corp.	105,975
2,983	Motorola Solutions, Inc.	192,403
5,742	NVIDIA Corp.	112,199
4,473	Symantec Corp.	111,020
1,618	VeriSign, Inc.(b)	96,692
1,099	Western Digital Corp.	108,109

		1,168,351

	Materials—4.0%
2,386	Avery Dennison Corp.	111,784
378	CF Industries Holdings, Inc.	98,280
2,071	Dow Chemical Co. (The)	102,308
2,235	International Paper Co.	113,136
796	Martin Marietta Materials, Inc.	93,068
4,794	MeadWestvaco Corp.	211,751
2,105	Owens-Illinois, Inc.(b)	54,246
2,505	Sealed Air Corp.	90,806

		875,379

	Telecommunication Services—1.4%
2,987	AT&T, Inc.	104,067
16,402	Frontier Communications Corp.	107,269
2,119	Verizon Communications, Inc.	106,480

		317,816

	Utilities—3.1%
2,716	Ameren Corp.	114,995
1,393	Duke Energy Corp.	114,435
3,008	Exelon Corp.	110,063
1,602	Integrys Energy Group, Inc.	116,433
1,901	Pinnacle West Capital Corp.	116,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

PowerShares Multi-Strategy Alternative Portfolio (LALT) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
5,898	TECO Energy, Inc.	$115,660

		688,441

	Total Common Stocks and Other Equity Interests (Cost $9,780,145)	9,879,458

	Money Market Funds(c)—51.1%
2,263,240	Invesco Premier Portfolio—Institutional Class	2,263,240
2,263,240	Invesco Premier Tax-Exempt Portfolio—Institutional Class	2,263,240
2,263,240	Invesco Short-Term Investment Trust—Government & Agency Portfolio—Institutional Class	2,263,240
2,263,240	Invesco Short-Term Investment Trust—STIC Prime Portfolio—Institutional Class	2,263,240
2,263,240	Invesco Short-Term Investment Trust—Treasury Portfolio—Institutional Class	2,263,240

	Total Money Market Funds (Cost 11,316,200)	11,316,200

	Total Investments (Cost $21,096,345)—95.7%	21,195,658
	Other assets less liabilities—4.3%	944,271

	Net Assets—100.0%	$22,139,929

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Schedule of Investments(a)

PowerShares S&P 500® Downside Hedged Portfolio (PHDG)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—75.0%
	Consumer Discretionary—8.7%
8,374	Amazon.com, Inc.(b)	$2,557,922
1,743	AutoNation, Inc.(b)	99,804
721	AutoZone, Inc.(b)	399,088
4,089	Bed Bath & Beyond, Inc.(b)	275,353
6,433	Best Buy Co., Inc.	219,623
5,049	BorgWarner, Inc.	287,894
4,693	Cablevision Systems Corp., Class A	87,384
4,887	CarMax, Inc.(b)	273,232
9,991	Carnival Corp.	401,139
10,741	CBS Corp., Class B	582,377
689	Chipotle Mexican Grill, Inc.(b)	439,582
6,113	Coach, Inc.	210,165
57,294	Comcast Corp., Class A	3,171,223
7,314	D.R. Horton, Inc.	166,686
2,883	Darden Restaurants, Inc.	149,282
6,604	Delphi Automotive PLC (United Kingdom)	455,544
11,124	DIRECTV(b)	965,452
3,268	Discovery Communications, Inc., Class A(b)	115,524
6,061	Discovery Communications, Inc., Class C(b)	212,074
6,724	Dollar General Corp.(b)	421,393
4,574	Dollar Tree, Inc.(b)	277,047
2,189	Expedia, Inc.	185,999
2,135	Family Dollar Stores, Inc.	167,149
85,881	Ford Motor Co.	1,210,063
1,039	Fossil Group, Inc.(b)	105,625
2,532	GameStop Corp., Class A	108,268
5,023	Gannett Co., Inc.	158,224
6,074	Gap, Inc. (The)	230,144
2,654	Garmin Ltd.	147,244
29,843	General Motors Co.	937,070
3,367	Genuine Parts Co.	326,868
6,094	Goodyear Tire & Rubber Co. (The)	147,658
6,080	H&R Block, Inc.	196,445
4,800	Harley-Davidson, Inc.	315,360
1,501	Harman International Industries, Inc.	161,117
2,539	Hasbro, Inc.	146,069
29,807	Home Depot, Inc. (The)	2,906,779
9,346	Interpublic Group of Cos., Inc. (The)	181,219
14,717	Johnson Controls, Inc.	695,378
4,557	Kohl’s Corp.	247,081
5,413	L Brands, Inc.	390,386
3,009	Leggett & Platt, Inc.	118,494
3,918	Lennar Corp., Class A	168,787
21,869	Lowe’s Cos., Inc.	1,250,907
7,836	Macy’s, Inc.	453,078
4,796	Marriott International, Inc., Class A	363,297
7,527	Mattel, Inc.	233,864
21,746	McDonald’s Corp.	2,038,253
4,549	Michael Kors Holdings Ltd.(b)	357,506
1,370	Mohawk Industries, Inc.(b)	194,595
1,339	Netflix, Inc.(b)	525,919
6,063	Newell Rubbermaid, Inc.	202,080
11,067	News Corp., Class A(b)	171,317
15,551	NIKE, Inc., Class B	1,445,776
3,163	Nordstrom, Inc.	229,665
5,530	Omnicom Group, Inc.	397,386
2,285	O’Reilly Automotive, Inc.(b)	401,886

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
2,180	PetSmart, Inc.	$157,723
1,153	Priceline Group, Inc. (The)(b)	1,390,760
7,555	PulteGroup, Inc.	144,980
1,812	PVH Corp.	207,202
1,361	Ralph Lauren Corp.	224,347
4,652	Ross Stores, Inc.	375,509
2,269	Scripps Networks Interactive, Inc., Class A	175,258
14,360	Staples, Inc.	182,085
16,612	Starbucks Corp.	1,255,203
4,236	Starwood Hotels & Resorts Worldwide, Inc.	324,732
14,020	Target Corp.	866,716
2,477	Tiffany & Co.	238,089
6,157	Time Warner Cable, Inc.	906,372
18,951	Time Warner, Inc.	1,506,036
15,365	TJX Cos., Inc. (The)	972,912
3,034	Tractor Supply Co.	222,149
2,485	TripAdvisor, Inc.(b)	220,320
41,702	Twenty-First Century Fox, Inc., Class A	1,437,885
3,668	Under Armour, Inc., Class A(b)	240,547
2,200	Urban Outfitters, Inc.(b)	66,792
7,625	VF Corp.	516,060
8,400	Viacom, Inc., Class B	610,512
34,949	Walt Disney Co. (The)	3,193,640
1,735	Whirlpool Corp.	298,507
2,791	Wyndham Worldwide Corp.	216,777
1,792	Wynn Resorts Ltd.	340,498
9,744	Yum! Brands, Inc.	699,912

		46,276,267

	Consumer Staples—7.2%
43,923	Altria Group, Inc.	2,123,238
14,308	Archer-Daniels-Midland Co.	672,476
9,641	Avon Products, Inc.	100,266
3,516	Brown-Forman Corp., Class B	325,828
3,947	Campbell Soup Co.	174,339
2,858	Clorox Co. (The)	284,371
87,354	Coca-Cola Co. (The)	3,658,385
5,008	Coca-Cola Enterprises, Inc.	217,097
19,017	Colgate-Palmolive Co.	1,271,857
9,308	ConAgra Foods, Inc.	319,730
3,707	Constellation Brands, Inc., Class A(b)	339,339
9,699	Costco Wholesale Corp.	1,293,556
25,620	CVS Health Corp.	2,198,452
4,329	Dr Pepper Snapple Group, Inc.	299,783
4,991	Estee Lauder Cos., Inc. (The), Class A	375,223
13,580	General Mills, Inc.	705,617
3,288	Hershey Co. (The)	315,352
2,937	Hormel Foods Corp.	158,334
2,236	J.M. Smucker Co. (The)	232,544
5,688	Kellogg Co.	363,804
2,711	Keurig Green Mountain, Inc.	411,394
8,277	Kimberly-Clark Corp. when-issued	906,856
13,180	Kraft Foods Group, Inc.	742,693
10,817	Kroger Co. (The)	602,615
7,976	Lorillard, Inc.	490,524
2,882	McCormick & Co., Inc.	203,815
4,440	Mead Johnson Nutrition Co.	440,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
3,547	Molson Coors Brewing Co., Class B	$263,826
37,339	Mondelez International, Inc., Class A	1,316,573
3,193	Monster Beverage Corp.(b)	322,110
33,352	PepsiCo, Inc.	3,207,462
34,572	Philip Morris International, Inc.	3,077,254
59,928	Procter & Gamble Co. (The)	5,229,916
6,825	Reynolds American, Inc.	429,361
5,051	Safeway, Inc.	176,078
12,982	Sysco Corp.	500,326
6,499	Tyson Foods, Inc., Class A	262,235
19,472	Walgreen Co.	1,250,492
34,946	Wal-Mart Stores, Inc.	2,665,331
7,981	Whole Foods Market, Inc.	313,893

		38,243,281

	Energy—6.9%
11,191	Anadarko Petroleum Corp.	1,027,110
8,499	Apache Corp.	656,123
9,634	Baker Hughes, Inc.	510,216
9,281	Cabot Oil & Gas Corp.	288,639
4,505	Cameron International Corp.(b)	268,273
11,498	Chesapeake Energy Corp.	255,026
42,025	Chevron Corp.	5,040,899
1,915	Cimarex Energy Co.	217,678
27,242	ConocoPhillips	1,965,510
5,066	CONSOL Energy, Inc.	186,429
7,880	Denbury Resources, Inc.	97,712
8,515	Devon Energy Corp.	510,900
1,480	Diamond Offshore Drilling, Inc.	55,811
5,115	Ensco PLC, Class A	207,618
12,140	EOG Resources, Inc.	1,153,907
3,334	EQT Corp.	313,529
94,389	Exxon Mobil Corp.	9,128,360
5,169	FMC Technologies, Inc.(b)	289,671
18,807	Halliburton Co.	1,037,018
2,405	Helmerich & Payne, Inc.	208,802
5,783	Hess Corp.	490,456
14,598	Kinder Morgan, Inc.	564,942
14,964	Marathon Oil Corp.	529,725
6,243	Marathon Petroleum Corp.	567,489
3,677	Murphy Oil Corp.	196,315
6,418	Nabors Industries Ltd.	114,561
9,559	National Oilwell Varco, Inc.	694,366
2,959	Newfield Exploration Co.(b)	96,493
5,678	Noble Corp. PLC	118,784
7,963	Noble Energy, Inc.	458,908
17,262	Occidental Petroleum Corp.	1,535,110
4,632	ONEOK, Inc.	273,010
12,346	Phillips 66	969,161
3,180	Pioneer Natural Resources Co.	601,211
3,656	QEP Resources, Inc.	91,656
3,705	Range Resources Corp.	253,422
28,715	Schlumberger Ltd.	2,833,022
7,850	Southwestern Energy Co.(b)	255,203
14,802	Spectra Energy Corp.	579,202
2,868	Tesoro Corp.	204,804
7,518	Transocean Ltd.	224,262

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
11,722	Valero Energy Corp.	$587,155
14,863	Williams Cos., Inc. (The)	825,045

		36,483,533

	Financials—12.3%
7,455	ACE Ltd.	814,832
1,217	Affiliated Managers Group, Inc.(b)	243,144
10,056	Aflac, Inc.	600,645
9,601	Allstate Corp. (The)	622,625
19,958	American Express Co.	1,795,222
31,601	American International Group, Inc.	1,692,866
8,755	American Tower Corp. REIT	853,612
4,157	Ameriprise Financial, Inc.	524,489
6,438	Aon PLC	553,668
3,228	Apartment Investment & Management Co., Class A REIT	115,530
1,556	Assurant, Inc.	106,150
2,899	AvalonBay Communities, Inc. REIT	451,780
232,850	Bank of America Corp.	3,995,706
25,075	Bank of New York Mellon Corp. (The)	970,904
15,868	BB&T Corp.	601,080
40,346	Berkshire Hathaway, Inc., Class B(b)	5,654,895
2,799	BlackRock, Inc	954,767
3,362	Boston Properties, Inc. REIT	426,133
12,456	Capital One Financial Corp.	1,030,983
6,125	CBRE Group, Inc., Class A(b)	196,000
25,418	Charles Schwab Corp. (The)	728,734
5,338	Chubb Corp. (The)	530,384
3,238	Cincinnati Financial Corp.	163,422
67,102	Citigroup, Inc.	3,591,970
6,954	CME Group, Inc.	582,815
3,980	Comerica, Inc.	190,005
7,402	Crown Castle International Corp. REIT	578,244
10,196	Discover Financial Services	650,301
6,417	E*TRADE Financial Corp.(b)	143,099
7,990	Equity Residential REIT	555,784
1,411	Essex Property Trust, Inc. REIT	284,683
18,445	Fifth Third Bancorp	368,716
8,705	Franklin Resources, Inc.	484,085
13,843	General Growth Properties, Inc. REIT	358,672
11,050	Genworth Financial, Inc., Class A(b)	154,589
9,057	Goldman Sachs Group, Inc. (The)	1,720,739
9,942	Hartford Financial Services Group, Inc. (The)	393,504
10,111	HCP, Inc. REIT	444,581
7,178	Health Care REIT, Inc. REIT	510,428
16,812	Host Hotels & Resorts, Inc. REIT	391,888
10,448	Hudson City Bancorp, Inc.	100,823
18,073	Huntington Bancshares, Inc.	179,103
2,513	IntercontinentalExchange, Inc.	523,433
9,198	Invesco Ltd.(c)	372,243
3,852	Iron Mountain, Inc. REIT	138,942
83,249	JPMorgan Chase & Co.	5,034,900
19,413	KeyCorp	256,252
9,004	Kimco Realty Corp. REIT	224,650
2,224	Legg Mason, Inc.	115,648
7,087	Leucadia National Corp.	168,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
5,802	Lincoln National Corp.	$317,718
6,791	Loews Corp.	296,088
2,913	M&T Bank Corp.	355,910
3,139	Macerich Co. (The) REIT	221,299
12,083	Marsh & McLennan Cos., Inc.	656,953
6,019	McGraw Hill Financial, Inc.	544,599
24,870	MetLife, Inc.	1,348,949
4,085	Moody’s Corp.	405,355
33,885	Morgan Stanley	1,184,281
2,596	NASDAQ OMX Group, Inc. (The)	112,303
9,391	Navient Corp.	185,754
4,912	Northern Trust Corp.	325,666
6,833	People’s United Financial, Inc.	99,898
3,930	Plum Creek Timber Co., Inc. REIT	161,169
11,949	PNC Financial Services Group, Inc. (The)	1,032,274
6,086	Principal Financial Group, Inc.	318,724
11,908	Progressive Corp. (The)	314,490
11,084	Prologis, Inc. REIT	461,649
10,162	Prudential Financial, Inc.	899,743
3,219	Public Storage REIT	593,390
30,538	Regions Financial Corp.	303,242
6,872	Simon Property Group, Inc. REIT	1,231,531
9,372	State Street Corp.	707,211
11,775	SunTrust Banks, Inc.	460,874
5,789	T. Rowe Price Group, Inc.	475,219
2,898	Torchmark Corp.	153,478
7,515	Travelers Cos., Inc. (The)	757,512
39,898	U.S. Bancorp	1,699,655
5,662	Unum Group	189,451
6,498	Ventas, Inc. REIT	445,178
3,877	Vornado Realty Trust REIT	424,454
105,144	Wells Fargo & Co.	5,582,095
11,728	Weyerhaeuser Co. REIT	397,110
5,856	XL Group PLC	198,401
4,437	Zions Bancorporation	128,540

		65,136,360

	Health Care—10.7%
33,321	Abbott Laboratories	1,452,462
35,209	AbbVie, Inc.	2,234,363
5,833	Actavis PLC(b)	1,415,903
7,862	Aetna, Inc.	648,694
7,410	Agilent Technologies, Inc. when-issued	293,925
4,365	Alexion Pharmaceuticals, Inc.(b)	835,286
6,568	Allergan, Inc.	1,248,314
4,711	AmerisourceBergen Corp.	402,367
16,817	Amgen, Inc.	2,727,381
11,979	Baxter International, Inc.	840,207
4,259	Becton, Dickinson and Co.	548,133
5,240	Biogen Idec, Inc.(b)	1,682,459
29,376	Boston Scientific Corp.(b)	390,113
36,675	Bristol-Myers Squibb Co.	2,134,118
1,664	C.R. Bard, Inc.	272,846
7,473	Cardinal Health, Inc.	586,481
4,525	CareFusion Corp.(b)	259,599
17,684	Celgene Corp.(b)	1,893,780
6,741	Cerner Corp.(b)	426,975

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
5,824	Cigna Corp.	$579,896
10,007	Covidien PLC	925,047
3,832	DaVita HealthCare Partners, Inc.(b)	299,164
3,186	DENTSPLY International, Inc.	161,753
2,371	Edwards Lifesciences Corp.(b)	286,701
21,800	Eli Lilly & Co.	1,445,994
16,511	Express Scripts Holding Co.(b)	1,268,375
33,463	Gilead Sciences, Inc.(b)	3,747,856
3,710	Hospira, Inc.(b)	199,227
3,429	Humana, Inc.	476,117
789	Intuitive Surgical, Inc.(b)	391,186
62,423	Johnson & Johnson	6,727,951
1,865	Laboratory Corp. of America Holdings(b)	203,826
2,507	Mallinckrodt PLC(b)	231,095
5,110	McKesson Corp.	1,039,425
21,666	Medtronic, Inc.	1,476,755
63,848	Merck & Co., Inc.	3,699,353
8,270	Mylan, Inc.(b)	442,859
1,894	Patterson Cos., Inc.	81,650
2,503	PerkinElmer, Inc.	108,680
2,943	Perrigo Co. PLC	475,147
140,340	Pfizer, Inc.	4,203,183
3,210	Quest Diagnostics, Inc.	203,707
1,646	Regeneron Pharmaceuticals, Inc.(b)	648,063
6,327	St. Jude Medical, Inc.	406,004
6,594	Stryker Corp.	577,173
2,148	Tenet Healthcare Corp.(b)	120,395
8,842	Thermo Fisher Scientific, Inc.	1,039,554
21,523	UnitedHealth Group, Inc.	2,044,900
2,045	Universal Health Services, Inc., Class B	212,087
2,271	Varian Medical Systems, Inc.(b)	191,037
5,295	Vertex Pharmaceuticals, Inc.(b)	596,429
1,844	Waters Corp.(b)	204,315
6,079	WellPoint, Inc.	770,149
3,713	Zimmer Holdings, Inc.	413,034
11,087	Zoetis, Inc.	411,993

		56,603,486

	Industrials—7.8%
14,352	3M Co.	2,206,907
3,896	ADT Corp. (The)	139,633
2,133	Allegion PLC	113,241
5,414	AMETEK, Inc.	282,340
14,826	Boeing Co. (The)	1,851,916
3,251	C.H. Robinson Worldwide, Inc.	225,002
13,924	Caterpillar, Inc.	1,412,033
2,143	Cintas Corp.	156,953
22,161	CSX Corp.	789,596
3,799	Cummins, Inc.	555,338
13,528	Danaher Corp.	1,087,651
7,931	Deere & Co.	678,418
18,670	Delta Air Lines, Inc.	751,094
3,678	Dover Corp.	292,180
800	Dun & Bradstreet Corp. (The)	98,248
10,499	Eaton Corp. PLC	718,027
15,454	Emerson Electric Co.	989,983
2,737	Equifax, Inc.	207,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
4,347	Expeditors International of Washington, Inc.	$185,443
6,068	Fastenal Co.	267,235
5,855	FedEx Corp.	980,127
3,007	Flowserve Corp.	204,446
3,507	Fluor Corp.	232,654
7,042	General Dynamics Corp.	984,190
222,085	General Electric Co.	5,732,014
17,302	Honeywell International, Inc.	1,663,068
8,047	Illinois Tool Works, Inc.	732,679
5,892	Ingersoll-Rand PLC	368,957
2,932	Jacobs Engineering Group, Inc.(b)	139,123
2,179	Joy Global, Inc.	114,681
2,457	Kansas City Southern	301,695
1,886	L-3 Communications Holdings, Inc.	229,074
5,982	Lockheed Martin Corp.	1,139,990
7,884	Masco Corp.	174,000
6,758	Nielsen Holdings NV	287,147
6,845	Norfolk Southern Corp.	757,331
4,618	Northrop Grumman Corp.	637,099
7,863	PACCAR, Inc.	513,611
2,392	Pall Corp.	218,677
3,271	Parker Hannifin Corp.	415,515
4,272	Pentair PLC (United Kingdom)	286,438
4,502	Pitney Bowes, Inc.	111,379
3,188	Precision Castparts Corp.	703,592
4,761	Quanta Services, Inc.(b)	162,255
6,886	Raytheon Co.	715,318
5,622	Republic Services, Inc.	215,885
3,029	Robert Half International, Inc.	165,929
3,020	Rockwell Automation, Inc.	339,297
2,980	Rockwell Collins, Inc.	250,767
2,204	Roper Industries, Inc.	348,893
1,166	Ryder System, Inc.	103,156
1,315	Snap-on, Inc.	173,764
15,157	Southwest Airlines Co.	522,613
3,470	Stanley Black & Decker, Inc.	324,931
1,863	Stericycle, Inc.(b)	234,738
6,162	Textron, Inc.	255,908
9,799	Tyco International Ltd.	420,671
19,852	Union Pacific Corp.	2,311,765
15,570	United Parcel Service, Inc., Class B	1,633,449
2,130	United Rentals, Inc.(b)	234,428
18,811	United Technologies Corp.	2,012,777
1,355	W.W. Grainger, Inc.	334,414
9,625	Waste Management, Inc.	470,566
4,006	Xylem, Inc.	145,658

		41,313,207

	Information Technology—14.7%
13,984	Accenture PLC, Class A	1,134,382
10,455	Adobe Systems, Inc.(b)	733,105
3,944	Akamai Technologies, Inc.(b)	237,823
1,216	Alliance Data Systems Corp.(b)	344,554
6,840	Altera Corp.	235,091
6,954	Amphenol Corp., Class A	351,733
6,903	Analog Devices, Inc.	342,527

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
132,520	Apple, Inc.	$14,312,160
26,952	Applied Materials, Inc.	595,370
5,039	Autodesk, Inc.(b)	289,944
10,674	Automatic Data Processing, Inc.	872,920
5,608	Avago Technologies Ltd. (Singapore)	483,690
11,900	Broadcom Corp., Class A	498,372
7,112	CA, Inc.	206,675
112,957	Cisco Systems, Inc.	2,764,058
3,634	Citrix Systems, Inc.(b)	233,412
13,431	Cognizant Technology Solutions Corp., Class A(b)	656,104
3,224	Computer Sciences Corp.	194,730
28,617	Corning, Inc.	584,645
25,037	eBay, Inc.(b)	1,314,442
6,908	Electronic Arts, Inc.(b)	283,021
44,920	EMC Corp.	1,290,552
1,669	F5 Networks, Inc.(b)	205,254
46,080	Facebook, Inc., Class A(b)	3,455,539
6,348	Fidelity National Information Services, Inc.	370,660
1,688	First Solar, Inc.(b)	99,423
5,505	Fiserv, Inc.(b)	382,487
3,177	FLIR Systems, Inc.	106,525
6,302	Google, Inc., Class A(b)	3,578,717
6,302	Google, Inc., Class C(b)	3,523,322
2,289	Harris Corp.	159,314
41,326	Hewlett-Packard Co.	1,482,777
109,626	Intel Corp.	3,728,380
20,532	International Business Machines Corp.	3,375,461
6,248	Intuit, Inc.	549,886
4,404	Jabil Circuit, Inc.	92,264
8,909	Juniper Networks, Inc.	187,713
3,656	KLA-Tencor Corp.	289,372
3,586	Lam Research Corp.	279,206
5,301	Linear Technology Corp.	227,095
21,819	MasterCard, Inc., Class A	1,827,341
4,384	Microchip Technology, Inc.	188,994
23,706	Micron Technology, Inc.(b)	784,431
182,366	Microsoft Corp.	8,562,084
4,914	Motorola Solutions, Inc.	316,953
7,091	NetApp, Inc.	303,495
11,418	NVIDIA Corp.	223,108
72,044	Oracle Corp.	2,813,318
7,227	Paychex, Inc.	339,235
37,093	QUALCOMM, Inc.	2,912,171
4,215	Red Hat, Inc.(b)	248,348
12,774	Salesforce.com, Inc.(b)	817,408
4,978	SanDisk Corp.	468,629
7,214	Seagate Technology PLC	453,256
15,372	Symantec Corp.	381,533
9,048	TE Connectivity Ltd. (Switzerland)	553,104
3,463	Teradata Corp.(b)	146,554
23,654	Texas Instruments, Inc.	1,174,658
3,615	Total System Services, Inc.	122,151
2,496	VeriSign, Inc.(b)	149,161
10,877	Visa, Inc., Class A	2,626,034
4,900	Western Digital Corp.	482,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

PowerShares S&P 500® Downside Hedged Portfolio (PHDG) (continued)

October 31, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
11,754	Western Union Co. (The)	$199,348
24,140	Xerox Corp.	320,579
5,956	Xilinx, Inc.	264,923
20,483	Yahoo!, Inc.(b)	943,242

		77,674,776

	Materials—2.5%
4,257	Air Products & Chemicals, Inc.	573,248
1,463	Airgas, Inc.	163,183
25,921	Alcoa, Inc.	434,436
2,456	Allegheny Technologies, Inc.	80,680
2,091	Avery Dennison Corp.	97,963
3,098	Ball Corp.	199,604
2,194	Bemis Co., Inc.	84,403
1,095	CF Industries Holdings, Inc.	284,700
24,844	Dow Chemical Co. (The)	1,227,294
20,240	E.I. du Pont de Nemours & Co.	1,399,596
3,289	Eastman Chemical Co.	265,685
5,980	Ecolab, Inc.	665,155
2,918	FMC Corp.	167,347
22,998	Freeport-McMoRan, Inc.	655,443
1,795	International Flavors & Fragrances, Inc.	177,974
9,435	International Paper Co.	477,600
9,403	LyondellBasell Industries NV, Class A	861,597
1,363	Martin Marietta Materials, Inc.	159,362
3,667	MeadWestvaco Corp.	161,971
11,600	Monsanto Co.	1,334,464
7,076	Mosaic Co. (The)	313,538
11,067	Newmont Mining Corp.	207,617
7,067	Nucor Corp.	382,042
3,610	Owens-Illinois, Inc.(b)	93,030
3,066	PPG Industries, Inc.	624,514
6,473	Praxair, Inc.	815,533
4,691	Sealed Air Corp.	170,049
1,833	Sherwin-Williams Co. (The)	420,783
2,623	Sigma-Aldrich Corp.	356,492
2,876	Vulcan Materials Co.	177,478

		13,032,781

	Telecommunication Services—1.8%
114,786	AT&T, Inc.	3,999,144
12,650	CenturyLink, Inc.	524,722
21,970	Frontier Communications Corp.	143,684
91,756	Verizon Communications, Inc.	4,610,739
13,226	Windstream Holdings, Inc.	138,608

		9,416,897

	Utilities—2.4%
14,662	AES Corp. (The)	206,294
2,633	AGL Resources, Inc.	141,945
5,372	Ameren Corp.	227,450
10,795	American Electric Power Co., Inc.	629,780
9,444	CenterPoint Energy, Inc.	231,850
6,025	CMS Energy Corp.	196,837
6,462	Consolidated Edison, Inc.	409,432
12,902	Dominion Resources, Inc.	919,913
3,930	DTE Energy Co.	322,889
15,687	Duke Energy Corp.	1,288,687

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
7,203	Edison International	$450,764
3,965	Entergy Corp.	333,139
19,026	Exelon Corp.	696,161
9,292	FirstEnergy Corp.	346,963
1,782	Integrys Energy Group, Inc.	129,516
9,676	NextEra Energy, Inc.	969,729
6,965	NiSource, Inc.	292,948
6,979	Northeast Utilities	344,414
7,500	NRG Energy, Inc.	224,850
5,488	Pepco Holdings, Inc.	150,042
10,435	PG&E Corp.	525,089
2,478	Pinnacle West Capital Corp.	152,323
14,707	PPL Corp.	514,598
11,175	Public Service Enterprise Group, Inc.	461,639
3,180	SCANA Corp.	174,550
5,102	Sempra Energy	561,220
19,821	Southern Co. (The)	918,902
5,109	TECO Energy, Inc.	100,188
5,009	Wisconsin Energy Corp.	248,747
11,124	Xcel Energy, Inc.	372,320

		12,543,179

	Total Common Stocks and Other Equity Interests (Cost $367,947,015)	396,723,767

	Money Market Fund—20.2%
107,325,136	Invesco Premier Portfolio—Institutional Class(d) (Cost $107,325,136)	107,325,136

	Total Investments (Cost $475,272,151)—95.2%	504,048,903
	Other assets less liabilities—4.8%	25,416,417

	Net Assets—100.0%	$529,465,320

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Statements of Assets and Liabilities

October 31, 2014

	PowerShares Active U.S. Real Estate Fund (PSR)	PowerShares China A-Share Portfolio (CHNA)	PowerShares Multi-Strategy Alternative Portfolio (LALT)	PowerShares S&P 500® Downside Hedged Portfolio (PHDG)
Assets:
Unaffiliated investments, at value	$42,406,098	$—	$9,879,458	$396,351,524
Affiliated investments, at value	—	1,800,000	11,316,200	107,697,379

Total investments, at value	42,406,098	1,800,000	21,195,658	504,048,903
Cash	—	30,192	24,438	3,290,899
Cash collateral for futures contracts	—	580,225	871,596	23,438,791
Receivables:
Dividends	31,548	20	16,974	352,944
Shares sold	—	—	—	4,424,429
Investments sold	—	—	—	154,653
Forward foreign currency contracts outstanding	—	—	14,360	—
Unrealized appreciation on futures contracts	—	86,138	33,920	—

Total Assets	42,437,646	2,496,575	22,156,946	535,710,619

Liabilities:
Due to custodian	14,636	—	—	—
Payables:
Investments purchased	—	—	—	3,312,631
Unrealized depreciation on futures contracts	—	—	—	2,794,914
Accrued unitary management fees	27,193	884	17,017	137,754

Total Liabilities	41,829	884	17,017	6,245,299

Net Assets	$42,395,817	$2,495,691	$22,139,929	$529,465,320

Net Assets Consist of:
Shares of beneficial interest	$39,714,727	$2,537,243	$22,373,860	$501,656,341
Undistributed net investment income (loss)	174,760	(7,914)	(14,360)	782,566
Undistributed net realized gain (loss)	(1,206,503)	(119,776)	(367,164)	1,044,575
Net unrealized appreciation	3,712,833	86,138	147,593	25,981,838

Net Assets	$42,395,817	$2,495,691	$22,139,929	$529,465,320

Shares outstanding (unlimited amount authorized, $0.01 par value)	600,000	100,001	900,000	17,950,000
Net asset value	$70.66	$24.96	$24.60	$29.50

Market price	$70.63	$25.00	$24.55	$29.49

Unaffiliated investments, at cost	$38,693,265	$—	$9,780,145	$367,616,080

Affiliated investments, at cost	$—	$1,800,000	$11,316,200	$107,656,071

Total investments, at cost	$38,693,265	$1,800,000	$21,096,345	$475,272,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Statements of Operations

For the year ended October 31, 2014

	PowerShares Active U.S. Real Estate Fund (PSR)	PowerShares China A-Share Portfolio (CHNA)	PowerShares Multi-Strategy Alternative Portfolio (LALT)(a)	PowerShares S&P 500® Downside Hedged Portfolio (PHDG)
Investment Income:
Unaffiliated dividend income	$799,321	$—	$78,833	$3,775,581
Affiliated dividend income	3	99	265	13,141
Foreign withholding tax	—	—	(50)	(410)

Total Income	799,324	99	79,048	3,788,312

Expenses:
Unitary management fees	283,478	11,696	76,375	974,729

Less: Waivers	(22)	(1,539)	(3,602)	(86,708)

Net Expenses	283,456	10,157	72,773	888,021

Net Investment Income (Loss)	515,868	(10,058)	6,275	2,900,291

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(260,631)	—	61,236	(2,248,108)
In-kind redemptions	3,332,731	—	—	7,334,181
Futures contracts	—	(53,874)	(428,400)	2,851,226
Forward foreign currency contracts	—	—	(101,833)	—

Net realized gain (loss)	3,072,100	(53,874)	(468,997)	7,937,299

Change in net unrealized appreciation (depreciation) on:
Investment securities	2,825,687	—	99,313	21,828,184
Futures contracts	—	54,037	33,920	(2,733,227)
Forward foreign currency contracts	—	—	14,360	—

Net change in unrealized appreciation	2,825,687	54,037	147,593	19,094,957

Net realized and unrealized gain (loss)	5,897,787	163	(321,404)	27,032,256

Net increase (decrease) in net assets resulting from operations	$6,413,655	$(9,895)	$(315,129)	$29,932,547

(a)	For the period May 27, 2014 (commencement of investment operations) through October 31, 2014.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

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Statements of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	PowerShares Active U.S. Real Estate Fund (PSR)		PowerShares China A-Share Portfolio (CHNA)
	2014	2013	2014	2013(a)
Operations:
Net investment income (loss)	$515,868	$400,012	$(10,058)	$(190)
Net realized gain (loss)	3,072,100	430,139	(53,874)	(65,902)
Net change in unrealized appreciation (depreciation)	2,825,687	(106,800)	54,037	32,101

Net increase (decrease) in net assets resulting from operations	6,413,655	723,351	(9,895)	(33,991)

Distributions to Shareholders from:
Net investment income	(504,520)	(299,128)	—	—

Total distributions to shareholders	(504,520)	(299,128)	—	—

Shareholder Transactions:
Proceeds from shares sold	45,857,016	27,795,852	—	2,539,577
Value of shares repurchased	(42,550,001)	(17,434,445)	—	—

Net increase in net assets resulting from shares transactions	3,307,015	10,361,407	—	2,539,577

Increase (Decrease) in Net Assets	9,216,150	10,785,630	(9,895)	2,505,586

Net Assets:
Beginning of period	33,179,667	22,394,037	2,505,586	—

End of year	$42,395,817	$33,179,667	$2,495,691	$2,505,586

Undistributed net investment income (loss) at end of period	$174,760	$163,412	$(7,914)	$(190)

Changes in Shares Outstanding:
Shares sold	700,000	450,000	—	100,001
Shares repurchased	(650,000)	(300,000)	—	—
Shares outstanding, beginning of period	550,000	400,000	100,001	—

Shares outstanding, end of period	600,000	550,000	100,001	100,001

(a)	For the period October 8, 2013 (commencement of investment operations) through October 31, 2013.
(b)	For the period May 27, 2014 (commencement of investment operations) through October 31, 2014.
(c)	For the period December 4, 2012 (commencement of investment operations) through October 31, 2013.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares Multi-Strategy Alternative Portfolio (LALT)	PowerShares S&P 500® Downside Hedged Portfolio (PHDG)
2014(b)	2014	2013(c)

$6,275	$2,900,291	$457,287
(468,997)	7,937,299	(6,177,961)
147,593	19,094,957	6,886,881

(315,129)	29,932,547	1,166,207

—	(2,996,245)	(293,585)

—	(2,996,245)	(293,585)

22,455,058	462,383,150	88,709,552
—	(49,436,306)	—

22,455,058	412,946,844	88,709,552

22,139,929	439,883,146	89,582,174

—	89,582,174	—

$22,139,929	$529,465,320	$89,582,174

$(14,360)	$782,566	$163,757

900,000	16,450,000	3,300,001
—	(1,800,001)	—
—	3,300,001	—

900,000	17,950,000	3,300,001

25

Financial Highlights

PowerShares Active U.S. Real Estate Fund (PSR)

	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of period	$60.33	$55.99	$50.32	$45.42	$33.01
Net investment income(a)	0.92	0.93	0.77	0.54	1.07
Net realized and unrealized gain on investments	10.33	4.20	5.82	5.15	12.06
Total from investment operations	11.25	5.13	6.59	5.69	13.13
Distribution to shareholders from:
Net investment income	(0.92)	(0.79)	(0.84)	(0.79)	(0.72)
Capital gains	—	—	(0.08)	—	—
Total distributions	(0.92)	(0.79)	(0.92)	(0.79)	(0.72)
Net asset value at end of period	$70.66	$60.33	$55.99	$50.32	$45.42
Market price at end of period(b)	$70.63	$60.35	$55.94	$50.36	$45.42
Net Asset Value Total Return(c)	18.95%	9.23%	13.22%	12.77%	40.16%
Market Price Total Return(c)	18.86%	9.37%	13.03%	12.86%	39.98%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$42,396	$33,180	$22,394	$17,612	$20,438
Ratio to average net assets of:
Expenses, after Waivers	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses, prior to Waivers	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.46%	1.56%	1.42%	1.10%	2.65%
Portfolio turnover rate(d)	169%	131%	33%	37%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares China A-Share Portfolio (CHNA)

	Year Ended October 31, 2014		For the Period October 8, 2013(a) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$25.06		$25.40
Net investment income(b)	(0.10)		0.00	(c)
Net realized and unrealized gain on investments	0.00	(c)	(0.34)
Total from investment operations	(0.10)		(0.34)
Net asset value at end of period	$24.96		$25.06
Market price at end of period(d)	$25.00		$25.18
Net Asset Value Total Return(e)	(0.40)%		(1.34	)%(f)
Market Price Total Return(e)	(0.72)%		(0.87	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,496		$2,506
Ratio to average net assets of:
Expenses, after Waivers	0.43	%(g)	0.45	%(h)
Expenses, prior to Waivers	0.50	%(g)	0.50	%(h)
Net investment income (loss), after Waivers	(0.43)%		(0.13	)%(h)

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask price.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (October 10, 2013, the first day of trading on the Exchange) to October 31, 2013 was (1.07)%. The market price total return from Fund Inception to October 31, 2013 was (0.83)%.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Financial Highlights (continued)

PowerShares Multi-Strategy Alternative Portfolio (LALT)

	For the Period May 27, 2014(a) Through October 31, 2014
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.01
Net realized and unrealized gain on investments	(0.41)
Total from investment operations	(0.40)
Net asset value at end of period	$24.60
Market price at end of period(c)	$24.55
Net Asset Value Total Return(d)	(1.60	)%(e)
Market Price Total Return(d)	(1.80	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$22,140
Ratio to average net assets of:
Expenses, after Waivers	0.90	%(f)(g)
Expenses, prior to Waivers	0.95	%(f)(g)
Net investment income	0.08	%(f)
Portfolio turnover rate(h)	63%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 29, 2014, the first day of trading on the Exchange) to October 31, 2014 was (1.64)%. The market price total return from Fund Inception to October 31, 2014 was (1.92)%.
(f)	Annualized.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares S&P 500® Downside Hedged Portfolio (PHDG)

	Year Ended October 31, 2014		For the Period December 4, 2012(a) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$27.15		$25.00
Net investment income(b)	0.33		0.33
Net realized and unrealized gain on investments	2.49		2.04
Total from investment operations	2.82		2.37
Distribution to shareholders from:
Net investment income	(0.47)		(0.22)
Net asset value at end of period	$29.50		$27.15
Market price at end of period(c)	$29.49		$27.23
Net Asset Value Total Return(d)	10.50%		9.51	%(e)
Market Price Total Return(d)	10.14%		9.83	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$529,465		$89,582
Ratio to average net assets of:
Expenses, after Waivers	0.36	%(f)	0.38	%(g)
Expenses, prior to Waivers	0.39	%(f)	0.39	%(g)
Net investment income, after Waivers	1.16%		1.37	%(g)
Portfolio turnover rate(h)	58%		99%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 6, 2012, the first day of trading on the Exchange) to October 31, 2013 was 8.99%. The market price total return from Fund Inception to October 31, 2013 was 9.26%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2014

Note 1. Organization

PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”) was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2014, the Trust offered four portfolios:

Full Name	Short Name
PowerShares Active U.S. Real Estate Fund (PSR)	“Active U.S. Real Estate Fund”
PowerShares China A-Share Portfolio (CHNA)	“China A-Share Portfolio”
PowerShares Multi-Strategy Alternative Portfolio (LALT)*	“Multi-Strategy Alternative Portfolio”
PowerShares S&P 500® Downside Hedged Portfolio (PHDG)	“S&P 500® Downside Hedged Portfolio”

*	Commenced operations on May 27, 2014.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Multi-Strategy Alternative Portfolio, Shares of which are listed and traded on the NASDAQ Stock Market LLC.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units for Active U.S. Real Estate Fund generally are issued and redeemed principally, in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units for China A-Share Portfolio and Multi-Strategy Alternative Portfolio are issued and redeemed principally in exchange for the deposit or delivery of cash. Creation Units for S&P 500® Downside Hedged Portfolio are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective for Active U.S. Real Estate Fund is high total return through growth of capital and current income. The investment objective for China A-Share Portfolio is to provide long-term capital appreciation. The investment objective for Multi-Strategy Alternative Portfolio is to seek a positive total return that has a low correlation to the broader securities markets. The investment objective for S&P 500® Downside Hedged Portfolio is to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns.

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per Share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

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Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

China Investment Risk. For China A-Share Portfolio there are significant legal requirements that must be resolved before the Fund can invest directly in A-Shares. Currently, the Fund, invests in futures. Investing in futures based on the performance of Chinese companies included in the FTSE China A50 Index involves several risks: The economy of China differs, sometimes unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, from time to time the Chinese government has taken actions that influence the prices at which certain goods may be sold,

30

encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulated economic expansion. The regulatory oversight of Chinese companies differs from that in the United States and may not otherwise deter or uncover fraudulent actions by the issuers.

REIT Risk. For Active U.S. Real Estate Fund, although the Fund will not invest in real estate directly, the REITs in which the Fund invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing Active U.S. Real Estate Fund’s portfolio securities, the Fund’s sub-adviser, Invesco Advisers, Inc., and in managing China A-Share Portfolio’s, Multi- Strategy Alternative Portfolio’s and S&P 500® Downside Hedged Portfolio’s securities, the Adviser applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), China A-Share Portfolio and Multi-Strategy Alternative Portfolio currently effect creations and redemptions principally for cash and S&P 500® Downside Hedged Portfolio currently effects creations and redemptions partially for cash and partially in-kind, rather than primarily in-kind because of the nature of each of these Funds’ investments. As such, investments in each Fund’s Shares may be less tax efficient than investments in shares of conventional ETFs that utilize an entirely in-kind redemption process.

VIX Index Risk. For Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio, the Chicago Board Options Exchange (“CBOE”) can make methodological changes to the calculation of the Chicago Board Options Exchange Volatility Index (“VIX Index”) that could affect the value of the futures contracts on the VIX Index. There can be no assurance that the CBOE will not change the VIX Index calculation methodology in a way that may affect the value of your investment. Additionally, the CBOE may alter, discontinue or suspend calculation or dissemination of the VIX Index and/or the exercise settlement value. Any of these actions could adversely affect the value of each Fund’s Shares.

Tax Risk. China A-Share Portfolio may invest in stock index futures contracts that provide exposure to the China A-Shares market. Multi-Strategy Alternative Portfolio may purchase and sell interest rate futures, including Eurodollar interest rate futures or Euro Euribor interest rate futures, and VIX Index futures contracts. S&P 500® Downside Hedged Portfolio will gain most of its exposure to the futures markets by entering into VIX Index futures (and, to a lesser extent, S&P 500® Index futures (“E-Mini S&P 500 Futures”)). To qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds must meet a qualifying income test each taxable year. The S&P 500® Downside Hedged Portfolio has received a private letter ruling from the Internal Revenue Service (“IRS”) that income it derives from VIX Index futures contracts will constitute qualifying income for purposes of that test. China A-Share Portfolio and Multi-Strategy Alternative Portfolio received an opinion of its counsel which is not binding on the IRS or courts, stating that such income should be qualifying. Failure to comply with the qualifying income test in any taxable year would have significant negative tax consequences to shareholders of the Funds. If the IRS were to determine that the income that the Funds derive from futures did not constitute qualifying income, the Funds likely would be required to reduce their exposure to such investments in order to maintain qualification as a RIC, which may result in difficulty in implementing their investment strategies.

Commodity Pool Risk. China A-Share Portfolio, Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio invest in futures contracts, which cause each to be deemed to be a commodity pool, thereby subjecting each Fund to regulation under the Commodity Exchange Act and rules of the Commodity Futures Trading Commission (“CFTC”). The Adviser is registered as a Commodity Pool Operator (“CPO”), and the Funds will be operated in accordance with CFTC rules. Registration as a CPO subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of these Funds. Registration as a commodity pool may have negative effects on the ability of each of these Funds to engage in their respective planned investment program.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be

31

recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Sub-Advisers (as defined below) for Active U.S. Real Estate Fund and Multi-Strategy Alternative Portfolio, and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Active U.S. Real Estate Fund and S&P 500® Downside Hedged Portfolio declare and pay dividends from net investment income, if any, to their shareholders quarterly and record such dividends on ex-dividend date. China A-Share Portfolio and Multi-Strategy Alternative Portfolio declare and pay dividends from net investment income, if any, to their shareholders annually and record such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

H. Forward Foreign Currency Contracts

Multi-Strategy Alternative Portfolio engaged in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

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The Fund also enters into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund also enters into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund sets aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statements of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statements of Assets and Liabilities.

I. Futures Contracts

China A-Share Portfolio, Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio entered into futures contracts to simulate full investment in securities or manage exposure to equity and market price movements and/or currency risks and provide exposure to markets and indexes. China A-Share Portfolio entered into FTSE China A50 Index futures contracts to simulate full investment in the China A-Shares securities. Multi-Strategy Alternative Portfolio entered into currency futures and interest rate futures including Eurodollar interest rate futures or Euro Euribor interest rate futures, and VIX Index futures contracts. S&P 500® Downside Hedged Portfolio entered into U.S. listed futures contracts on the VIX Index and on E-Mini S&P 500 Futures to simulate full investment in the S&P 500® Dynamic VEQTOR Index, to facilitate trading or to reduce transaction costs.

A futures contract is an agreement between two parties to purchase or sell a specified underlying security or index for a specified price at a future date. China A-Share Portfolio will only enter into futures contracts that are traded on the Singapore Exchange; Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio will only enter into futures contracts that are traded on a U.S. exchange and that are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant broker. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Statements of Assets and Liabilities. When the contracts are closed or expire, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statements of Operations.

The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The contracts included in the VIX Index historically have traded in “contango” markets, resulting in a roll cost, which could adversely affect the value of Shares of the S&P 500® Downside Hedged Portfolio. China A-Share Portfolio may invest in ETFs that provide exposure to the China A-Share market. Futures have minimal Counterparty Risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures contracts guarantees the futures against default. Risks may exceed amounts recognized in the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services, and for Active U.S. Real Estate Fund and Multi-Strategy Alternative Portfolio, oversight of Invesco Advisers, Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Sub-Advisers”), all of which are affiliates of the Adviser.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including for Active U.S. Real Estate Fund

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and Multi-Strategy Alternative Portfolio, payments to the Sub-Advisers, and for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
Active U.S. Real Estate Fund	0.80%
China A-Share Portfolio	0.50%
Multi-Strategy Alternative Portfolio	0.95%
S&P 500® Downside Hedged Portfolio	0.39%

The Adviser has entered into an Investment Sub-Advisory Agreement with the Sub-Advisers for Active U.S. Real Estate Fund. The sub-advisory fee for these Funds is paid by the Adviser to the Sub-Advisers at 40% of the Adviser’s compensation of the sub-advised assets of each Fund.

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate. The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2014, the Adviser waived fees for each Fund in the following amounts:

Active U.S. Real Estate Fund	$22
China A-Share Portfolio	1,539
Multi-Strategy Alternative Portfolio	3,602
S&P 500® Downside Hedged Portfolio	86,708

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

Each Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd., and therefore Invesco Ltd. is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in, and earnings from, its investment in Invesco Ltd. for the fiscal year ended October 31, 2014.

S&P 500® Downside Hedged Portfolio

	Value October 31, 2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 1, 2014	Dividend Income
Invesco Ltd.	$72,596	$401,681	$(141,743)	$34,208	$5,501	$372,243	$4,246

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period),

34

unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of October 31, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The appreciation (depreciation) on futures contracts held in China-A Share Portfolio and S&P 500® Downside Hedged Portfolio were based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Multi-Strategy Alternative Portfolio
Equity Securities	$21,195,658	$—	$—	$21,195,658
Forward Foreign Currency Contracts(a)	—	14,360	—	14,360
Futures(a)	33,920	—	—	33,920

Total Investments	$21,229,578	$14,360	$—	$21,243,938

(a)	Unrealized appreciation.

Note 6. Derivative Investments

China A-Share Portfolio, Multi-Strategy Alternative Portfolio and S&P 500® Downside Hedged Portfolio have implemented required disclosures about derivative instruments and hedging activities in accordance with GAAP. These disclosures are intended to improve financial reporting about the effects of derivative instruments and hedging activities by enabling investors to better understand an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Year-End

The table below summarizes the value of each Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
	China A-Share Portfolio		Multi-Strategy Alternative Portfolio		S&P 500® Downside Hedged Portfolio
Risk Exposure/Derivative Type	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(b)	$—	$—	$185,048	$(170,688)	$—	$—
Equity risk:
Futures contracts(c)	86,138	—	58,142	(193,960)	3,121,711	(5,916,625)
Interest rate risk:
Futures contracts(c)	—	—	169,738	—	—	—

Total	$86,138	—	$412,928	$(364,648)	$3,121,711	$(5,916,625)

(b)	Values are disclosed on the Statements of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

(c)	Values are disclosed on the Statements of Assets and Liabilities under the caption Unrealized appreciation on futures contracts or Unrealized depreciation on futures contracts.

35

Effect of Derivative Instruments for the fiscal year ended October 31, 2014

The table below summarizes each Fund’s gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	China A-Share Portfolio	Multi-Strategy Alternative Portfolio		S&P 500® Downside Hedged Portfolio
	Futures	Futures	Forward Foreign Currency Contracts	Futures
Realized Gain (Loss):
Currency risk	$—	$—	$(101,833)	$—
Equity risk	(53,874)	(381,178)	—	2,851,226
Interest rate risk	—	(47,222)	—	—
Change in Unrealized Appreciation (Depreciation):
Currency risk	—	—	14,360	—
Equity risk	54,037	(135,818)	—	(2,733,227)
Interest rate risk	—	169,738	—	—

Total	$163	$(394,480)	$(87,473)	$117,999

The table below summarizes the average notional value of futures contracts and forward foreign currency contracts outstanding during the period.

	Average Notional Value
	China A-Share Portfolio	Multi-Strategy Alternative Portfolio	S&P 500® Downside Hedged Portfolio
Futures contracts	$2,342,239	$68,688,448	$64,452,591
Forward foreign currency contracts	—	15,000,983	—

Multi-Strategy Alternative Portfolio

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/20/2014	Morgan Stanley	CHF	45,294	USD	47,800	$47,068	$732
11/20/2014	Morgan Stanley	CHF	2,314,560	USD	2,452,600	2,405,212	47,388
11/20/2014	Morgan Stanley	GBP	773,236	USD	1,247,000	1,236,860	10,140
11/20/2014	Morgan Stanley	GBP	15,128	USD	24,400	24,199	201
11/20/2014	Morgan Stanley	JPY	1,077,469	USD	10,100	9,613	487
11/20/2014	Morgan Stanley	JPY	55,241,573	USD	516,900	492,840	24,060
11/20/2014	Morgan Stanley	SEK	26,097,211	USD	3,626,500	3,526,683	99,817
11/20/2014	Morgan Stanley	SEK	511,030	USD	70,700	69,059	1,641
11/20/2014	Morgan Stanley	USD	8,200	AUD	9,328	8,188	(12)
11/20/2014	Morgan Stanley	USD	418,000	AUD	476,860	418,582	582
11/20/2014	Morgan Stanley	USD	60,400	EUR	47,441	59,446	(954)
11/20/2014	Morgan Stanley	USD	3,098,600	EUR	2,424,000	3,037,418	(61,182)
11/20/2014	Morgan Stanley	USD	2,420,600	NOK	15,929,322	2,357,928	(62,672)
11/20/2014	Morgan Stanley	USD	47,200	NOK	310,116	45,905	(1,295)
11/20/2014	Morgan Stanley	USD	1,905,800	NZD	2,398,433	1,862,144	(43,656)
11/20/2014	Morgan Stanley	USD	37,200	NZD	46,732	36,283	(917)

Total open forward foreign currency contracts							$14,360

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Currency Abbreviations:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Pound Sterling

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—U.S. Dollar

Open Futures Contracts
China A-Share Portfolio	Number of Contracts	Expiration Date/Commitment	Value	Unrealized Appreciation
SGX FTSE China A50 Index Futures	334	November-2014/Long	$2,493,310	$86,138

Multi-Strategy Alternative Portfolio	Number of Contracts	Expiration Date/Commitment	Value	Unrealized Appreciation/ (Depreciation)
CBOE Volatility Index (VIX) Futures	(26)	December-2014/Short	$(417,300)	$58,142
CBOE Volatility Index (VIX) Futures	41	January-2015/Long	688,800	(75,142)
CBOE Volatility Index (VIX) Futures	38	February-2015/Long	661,200	(16,506)
Eurodollar Futures	296	September-2015/Long	73,559,700	169,738
S&P 500 E-Mini Futures	(98)	December-2014/Short	(9,855,860)	(102,312)

			$64,636,540	$33,920

S&P 500® Downside Hedged Portfolio	Number of Contracts	Expiration Date/Commitment	Value	Unrealized Appreciation/ (Depreciation)
CBOE Volatility Index (VIX) Futures	2,193	November-2014/Long	$34,649,400	$(5,402,494)
CBOE Volatility Index (VIX) Futures	1,165	December-2014/Long	18,698,250	(514,131)
S&P 500 E-Mini Futures	788	December-2014/Long	79,249,160	3,121,711

			$132,596,810	$(2,794,914)

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statements of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Funds must have a basis to conclude that such netting arrangements are legally enforceable. The Funds enter into netting agreements and collateral agreements in an attempt to reduce the Funds’ counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Funds are not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Multi-Strategy Alternative Portfolio

Assets:
	Gross amounts presented in Statements of Assets & Liabilities	Gross amounts offset in Statements of Assets & Liabilities	Net amounts of assets presented in the Statements of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Morgan Stanley	185,048	(170,688)	14,360	—	—	14,360

37

Liabilities:
	Gross amounts presented in Statements of Assets & Liabilities	Gross amounts offset in Statements of Assets & Liabilities	Net amounts of liabilities presented in the Statements of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Morgan Stanley	170,688	(170,688)	—	—	—	—

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
	Ordinary Income	Ordinary Income
Active U.S. Real Estate Fund	$504,520	$299,128
China A-Share Portfolio	—	—
Multi-Strategy Alternative Portfolio	—	—
S&P 500® Downside Hedged Portfolio	2,996,245	293,585

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation— Investment Securities	Net Unrealized Appreciation— Other Investments	Capital Loss Carryforward	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Active U.S. Real Estate Fund	$174,760	$—	$3,481,430	$—	$(975,100)	$—	$39,714,727	$42,395,817
China A-Share Portfolio	—	—	—	86,138	(119,776)	(7,914)	2,537,243	2,495,691
Multi-Strategy Alternative Portfolio	—	—	92,398	—	(326,329)	—	22,373,860	22,139,929
S&P 500® Downside Hedged Portfolio	25,446,914	2,362,065	—	—	—	—	501,656,341	529,465,320

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have capital loss carryforward as of October 31, 2014:

	Post-effective—no expiration
	Short-term	Long-term	Total*
Active U.S. Real Estate Fund	$975,100	$—	$975,100
China A-Share Portfolio	119,776	—	119,776
Multi-Strategy Alternative Portfolio	89,641	236,688	326,329
S&P 500® Downside Hedged Portfolio	—	—	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Note 8. Investment Transactions

For the fiscal year ended October 31, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Active U.S. Real Estate Fund	$60,008,278	$59,890,396
China A-Share Portfolio	—	—
Multi-Strategy Alternative Portfolio	11,594,458	5,163,799
S&P 500® Downside Hedged Portfolio	118,733,863	112,422,588

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For the fiscal year ended October 31, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Active U.S. Real Estate Fund	$45,429,474	$41,755,408
China A-Share Portfolio	—	—
Multi-Strategy Alternative Portfolio	3,288,275	—
S&P 500® Downside Hedged Portfolio	334,003,196	46,900,122

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2014, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Active U.S. Real Estate Fund	$38,924,668	$3,481,430	$3,568,895	$(87,465)
China A-Share Portfolio	1,800,000	—	—	—
Multi-Strategy Alternative Portfolio	21,103,260	92,398	501,166	(408,768)
S&P 500® Downside Hedged Portfolio	504,048,903	—	—	—

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2014, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Active U.S. Real Estate Fund	$—	$(3,176,570)	$3,176,570
China A-Share Portfolio	2,334	—	(2,334)
Multi-Strategy Alternative Portfolio	(20,635)	101,833	(81,198)
S&P 500® Downside Hedged Portfolio	714,763	(714,763)	—

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and Officer of the Funds. The Adviser, as a result of each Fund’s the unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for Multi-Strategy Alternative Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For Active U.S. Real Estate Fund, such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of the Fund of the Trust on the transaction date. For China A-Share Portfolio and Multi-Strategy Alternative Portfolio, Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash, and for S&P 500® Downside Hedged Portfolio, Creation Units are issued and redeemed partially in exchange for the deposit or delivery of cash and partially in exchange for Deposit Securities. Cash equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

39

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Actively Managed Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Active U.S. Real Estate Fund, PowerShares China A-Share Portfolio, PowerShares Multi-Strategy Alternative Portfolio and PowerShares S&P 500® Downside Hedged Portfolio (each an individual portfolio of PowerShares Actively Managed Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2014

41

Fees and Expenses

As a shareholder of a Fund of the PowerShares Actively Managed Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2014.

In addition to the fees and expenses which the PowerShares China A-Share Portfolio, PowerShares Multi-Strategy Portfolio and the PowerShares S&P 500® Downside Hedged Portfolio (the “Portfolios”) each bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which each Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in each Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Active U.S. Real Estate Fund (PSR)
Actual	$1,000.00	$1,113.04	0.80%	$4.26
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80	4.08
PowerShares China A-Share Portfolio (CHNA)
Actual	1,000.00	1,112.29	0.43	2.29
Hypothetical (5% return before expenses)	1,000.00	1,023.04	0.43	2.19
PowerShares Multi-Strategy Alternative Portfolio (LALT)(2)
Actual	1,000.00	984.00	0.90	3.86
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90	4.58

42

Fees and Expenses (continued)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P 500® Downside Hedged Portfolio (PHDG)
Actual	$1,000.00	$1,076.25	0.35%	$1.83
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365 (to reflect the six month period). Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

(2)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period May 27, 2014 (Commencement of Investment Operations) to October 31, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 158/365 (to reflect the period since the Fund’s commencement of operations). Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365 (to reflect the six month period).

43

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*
Active U.S. Real Estate Fund	3%	3%
China A-Share Portfolio	0%	0%
Multi-Strategy Alternative Portfolio	0%	0%
S&P 500® Downside Hedged Portfolio	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44

Trustees and Officers

The Trustees and officers information is current as of October 31, 2014.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	116	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	116	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2008	Retired. Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance and Chief Accounting Officer, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	116	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	116	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s four portfolios and three other exchange-traded fund trusts with 112 portfolios advised by the Adviser.

45

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	116	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman Since 2012; Trustee Since 2008	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	116	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s four portfolios and three other exchange-traded fund trusts with 112 portfolios advised by the Adviser.

46

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	116	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2014, the “Fund Family” consisted of the Trust’s four portfolios and three other exchange-traded fund trusts with 112 portfolios advised by the Adviser.

47

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Vice President and Director of Portfolio Management-Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

48

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (since 2014); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2012); U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

49

Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement for PowerShares Multi-Strategy Alternative Portfolio

At a meeting held on April 17, 2014, the Board of Trustees of the PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares Multi-Strategy Alternative Portfolio (the “Fund”), and the Investment Sub-Advisory Agreement between the Adviser and the following eight affiliated sub-advisers (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered and amounts paid to other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with the Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for the Fund, information describing the Adviser’s current organization and staffing, including operations assistance provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Fund, and considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided by the Adviser to the Fund under the Investment Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund’s proposed advisory fee, as compared to information compiled from Lipper Inc. databases on the average and median net expense ratios of comparable ETF peers, as well as the average and median net expense ratios of the Fund’s Lipper peer group, which includes ETFs and non-ETF funds. The Trustees also noted the information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of various types of ETFs and open-end actively managed funds that they had received in connection with the 2014 contract renewal process for other ETFs for which the Adviser serves as investment adviser. The Trustees noted that the annual advisory fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund except brokerage commissions and other trading expenses, taxes, interest and extraordinary expenses. The Trustees noted that the Fund’s unitary advisory fee generally was lower than or within an acceptable range of the average and median net expense ratios of the ETFs in its ETF universe and of the Fund’s Lipper peer group. The Trustees considered the Fund’s proposed advisory fee in light of the higher administrative, operational and management oversight costs. The Trustees also noted that the Fund’s licensing fee was payable out of the unitary fee to be charged to the Fund. The Board concluded that the unitary advisory fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the costs of services for the Fund and the fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to the Fund appeared to be reasonable in comparison with the cost of providing investment advisory services to the Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund, and concluded that the flat advisory fee was reasonable and appropriate.

50

Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement for PowerShares Multi-Strategy Alternative Portfolio (continued)

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with the Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the Sub-Advisory Agreement for the Fund at a meeting held on April 17, 2014. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services to be provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel are to manage the Fund’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided by the Sub-Advisers to the Fund under the Sub-Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for the Fund and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees concluded that the estimated profits to be realized by the Sub-Adviser for the sub-advisory services provided to the Fund appeared to be reasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for the Fund, the Trustees considered the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for the Fund was reasonable in relation to the projected asset size of the Fund, and concluded that the flat sub-advisory fee was reasonable and appropriate.

The Trustees noted that the Sub-Advisers had not identified any further benefits that they would derive from their relationships with the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Sub-Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

51

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website: www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-PS-AR-10
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2014.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Services Approved for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Services Approved for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit Fees	$ 54,368	N/A	$ 37,030	N/A
Audit-Related Fees	$ 0	0%	$ 0	0%
Tax Fees(2)	$ 43,842	0%	$ 27,150	0%
All Other Fees	$ 0	0%	$ 0	0%
Total Fees	$ 98,210	0%	$ 64,180	0%

(1) For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement,

(ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year ended October 31, 2014 include fees billed for reviewing tax returns, 2014 excise tax returns and excise tax distributions calculations, and international tax research in addition to preparing the final tax returns for the two liquidated portfolios of the Registrant. Tax fees for the fiscal year ended October 31, 2013 included fees billed for reviewing tax returns, 2013 excise tax returns and excise tax distribution calculations.

(e) (1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of

the PowerShares Funds (the “Funds”)

June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit

Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

—	Bookkeeping or other services related to the accounting records or financial statements of the audit client
—	Financial information systems design and implementation
—	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
—	Actuarial services
—	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

—	Management functions
—	Human resources
—	Broker-dealer, investment adviser, or investment banking services
—	Legal services
—	Expert services unrelated to the audit
—	Any service or product provided for a contingent fee or a commission
—	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
—	Tax services for persons in financial reporting oversight roles at the Fund
—	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(f)	Not applicable.

(g)	PwC billed the Registrant aggregate fees of $ 43,842 for the fiscal year ended October 31, 2014 and $27,150 for the fiscal year ended October 31, 2013 for non-audit services rendered to the Registrant.

PwC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any Sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended October 31, 2014 and October 31, 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are, Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   PowerShares Actively Managed Exchange-Traded Fund Trust

By: /s/ Andrew Schlossberg

Name: Andrew Schlossberg
Title: President

Date: January 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Andrew Schlossberg

Name: Andrew Schlossberg
Title: President

Date: January 5, 2015

By: /s/ Steven Hill

Name: Steven Hill
Title: Treasurer

Date: December 31, 2014